Exhibit 99.1

Momenta Pharmaceuticals, Inc. 36th Annual J.P. Morgan Healthcare Conference January 8, 2018

Forward-Looking Statements 2 This presentation contains forward-looking statements about our financial outlook, business plans and objectives and other future events and developments. These forward-looking statements include, but are not limited to statements about our pipeline; the use, efficacy, and commercial potential of our products and product candidates; the timing of clinical trials and the availability and timing of reporting results; the timing of regulatory submissions, potential regulatory approvals and launches of our product candidates, including Glatopa® 40 mg (glatiramer acetate); statements regarding work being done and compliance activities underway that enable the regulatory approval to bring Glatopa 40 mg to market; our priorities, goals and strategy; potential future out-licensing/collaborations/partnerships; future financial expectations, and our development timelines. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors, which could cause actual results to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, unexpected regulatory decisions regarding any of these activities, unexpected expenses or inaccurate financial assumptions or forecasts; additional or increased litigation efforts by our competitors; insufficient resources or failure to prioritize competing projects and efforts; disputes with our collaboration partners; delays or unfavorable decisions of regulatory agencies; unfavorable regulatory guidance pronouncements; safety, efficacy or tolerability problems with our product candidates; and competition for targeted indications or within targeted markets. Risks and uncertainties also include those referred to under “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the Securities and Exchange Commission (SEC), as well as other documents that we may file from time to time with the SEC. Information provided in this presentation speaks only as of the date of this presentation, and we assume no obligation to update forward-looking statements to reflect events or circumstances occurring after this presentation.

Momenta Today Analytic Data-Driven Approach Proven expertise in high-resolution analytics, biological characterization and process engineering First to achieve FDA approval of complex generic versions of LOVENOX® and COPAXONE® 20mg Provides advantage in biosimilar and novel drug development Diverse & Growing Pipeline Manages risk Maximizes upside potential Capital allocation flexibility Collaborations with Industry Leaders Building our business through strong collaborations CSL, Mylan, Sandoz 3

Novel Drugs M281 (anti-FcRn) successful Phase 1 M230 (rFc multimer) CTA filed by CSL M254 (hsIVIg) IND enabling toxicology initiated Biosimilars M710 (b-EYLEA® candidate) IND filing complete M923 (b-HUMIRA® candidate) BLA ready for filing Research Platform Emerging pipeline of novel drugs for rare autoimmune indications Glatopa® 40 mg Near-term approval dependent on CMO compliance status Glatiramer Acetate Market Mylan’s aggressive entry has reduced market opportunity Biosimilar Revenue Delays M923 (b-HUMIRA candidate) Patent landscape to delay launch M834 (b-ORENCIA® candidate) Negative Phase 1 to delay potential revenue stream Strong Portfolio Growth Revenue Uncertainty VS. 4 Momenta 2017: A Year of Progress and Challenges

Proactively Addressing Momenta’s Strategic Challenges 5 Potential Management Actions Establish new partnerships across the portfolio Implement additional cost reduction strategies Slow pace of future biosimilar program development Potential sale of certain assets Strategic Review Objective to maximize long- term value without near-term excessive shareholder dilution Growing portfolio requires adequate funding Revenue uncertainty

Glatopa® (glatiramer acetate injection)

Glatopa® 40 mg Regulatory Status Sandoz’s Glatopa 40 mg ANDA remains under review pending resolution of outstanding compliance issues No outstanding questions from the Office of Generic Drugs In the 4th quarter, FDA re-inspected Pfizer’s McPherson facility Form 483 observations were made Pfizer has provided a robust response with corrective and preventive actions that we believe address FDA’s concerns FDA is reviewing the response and we are awaiting the conclusion of their assessment. We are hopeful for a successful resolution of the inspection and a change to Voluntary Action Indicated (VAI) VAI status would enable FDA to approve the Glatopa 40mg ANDA Sandoz is considering all options to gain approval as quickly as possible, including a possible switch to an alternative U.S.-based fill/finish contract manufacturer if necessary Provides an alternative option with the potential for a 2H 2018 approval and launch of Glatopa 40 mg Momenta is planning for Glatopa 40 mg launch in 2H 2018; however, the potential remains for a 1H 2018 launch 7

Glatopa® 20 and 40 mg Market Update Aggressive competition has reduced the potential of the 20 mg glatiramer acetate market Sandoz has maintained Glatopa 20 mg market share based on strong supply reliability, customer relationships and patient support with GlatopaCare® However, the price point has declined significantly so we expect lower sales in future quarters Indications are that glatiramer acetate 40 mg will face similar intense competition, reducing both share and price projections Additional entrants are likely to increase share and pricing pressures 8 Competition has reduced the commercial opportunity for Glatopa

Biosimilars

Biosimilars Preclinical/Process Development Clinical BLA Filed Marketed M923 Adalimumab (HUMIRA®) M834 Abatacept (ORENCIA®) M710 Aflibercept (EYLEA®) M740 (undisclosed) M615 (undisclosed) M730 (undisclosed) M706 (undisclosed) Momenta’s Technology Platform has Generated a Robust Pipeline of Biosimilar Product Candidates 10 Momenta Positive Ph 3 Top-Line Data/BLA Submission Prepared Momenta & Mylan Phase 1 PK Study Data Under Review Targeting Pivotal Clinical Study in 1H 2018

M923: Biosimilar HUMIRA® (adalimumab) Candidate 11 Fully-owned asset with positive Phase 3 clinical trial results BLA submission is ready for regulatory filing Timing of filing is dependent on the identification of a collaboration partner Expect U.S. market formation in the 2022-2023 timeframe, subject to marketing approval and patent considerations Actual Sales Analyst Consensus Source: EvaluatePharma Ltd., accessed Dec 2017 0 5,000 10,000 15,000 20,000 25,000 2015 2016 2017 2018 2019 2020 2021 2022 $ (M) WW HUMIRA Sales ex-US US

M710: Biosimilar EYLEA® (aflibercept) Candidate in Collaboration with Mylan EYLEA is the market leading VEGF inhibitor indicated for the treatment of: Neovascular (Wet) Age-Related Macular Degeneration (AMD) Macular Edema Following Retinal Vein Occlusion (RVO) Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) in Patients with DME Targeting initiation of a pivotal study in patients in 1H 2018 Expect U.S. market formation in 2023, subject to marketing approval and patent considerations 12 Source: EvaluatePharma Ltd., accessed Dec 2017 0 2,000 4,000 6,000 8,000 2015 2016 2017 2018 2019 2020 2021 2022 $ (M) WW EYLEA Sales ex-US US Actual Sales Analyst Consensus

M834: Biosimilar ORENCIA® (abatacept) Candidate in Collaboration with Mylan 13 ORENCIA is a complex fusion protein M834 did not meet its primary pharmacokinetic (PK) endpoints in the Phase 1 study Momenta is using its deep analytic capabilities to perform a comprehensive investigation into potential reason for PK results, including: Assay development PK differences Structural differences Binding issues Clearance issues Next steps to be determined upon completion of the investigation

Novel Drugs for Autoimmune Indications

Momenta’s Technology Platform has Generated a Promising Pipeline of Novel Drug Candidates 15 Novel Drugs for Autoimmune Indications Preclinical Clinical NDA Filed Marketed M281 (Anti-FcRn Antibody) M230 (Recombinant Fc multimer) M254 (Hyper-sialylated IVIg) Fc Biology Candidates* Sialylation Technology Positive Phase 1 Top-Line Data Reported Momenta Momenta & CSL CSL Targeting Phase 1 in Q1 in 2018 Targeting Phase 1 in 2H 2018 *Includes research collaboration with CSL Momenta is planning to have three novel drug candidates for autoimmune indications in the clinic in 2018

Adapted from NEJM 1999;340-227-8 Endothelial Cell Degradation of IgG Neutralization of FcRn Competitive Binding of FcRn Inactivated FcRn Normal IgG Anti-FcRn Antibody pH 7.4 pH 6.0 Pathogenic IgG pH 6.0 Neonatal Fc Receptor (FcRn) is a Key Target for the Management of Rare Immune-mediated Disorders 16 FcRn is an attractive target for pathogenic IgG in immune-mediated disorders FcRn is tractable for intentional drug design Momenta applies its innovative scientific and technological expertise to purposefully target FcRn

M281 (anti-FcRn): Purposefully Engineered and Optimized to Neutralize FcRn 17 Engineered Effectorless Design High Affinity Binding to FcRn pH Resistant Binding Epitope Specific to IgG Binding Site Fab Fully Human IgG1 Monoclonal Antibody Fab Fab Fc

M281 Provides Full Range of IgG Suppression with Safety and Consistency in Phase 1 Healthy Volunteer Study 18 IgG in SAD Cohorts Days Serum IgG as Percent of Baseline MAD 30 mg/kg Weekly x 4 Days Serum IgG as Percent of Baseline Well tolerated with no serious adverse events in either the single ascending dose or multiple ascending dose studies 60% IgG reduction in less than 1 week Potential to achieve more than 80% IgG reduction Up to 89% maximal reduction in some individuals M281 has potential for acute, intermittent or chronic use Targeting Phase 2 study 2H 2018

Potential first-in-class recombinant Fc multimer designed with enhanced avidity and affinity for Fc receptors M230 shows higher potency and efficacy at a lower dose than IVIg in preclinical chronic ITP model CSL has filed a CTA and plans to initiate a Phase 1 trial in healthy volunteers in Q1 2018 CSL anticipates initiating a Phase 1b proof of mechanism study in 2019 19 Source: Ortiz et al. Science Translational Medicine, 16 November 2016, Volume 365, pp 1-13 Chronic ITP Model Saline Saline IVlg 1.0 g/kg 200 400 600 800 1000 ** **** Platelets (109/L) 0 M230 0.05 g/kg M230 0.36 g/kg Rat lgG1 Anti-CD41 **** **** M230 (CSL730) Recombinant Fc Multimer in Collaboration with CSL

Potency Up to 10x increase in potency allows for greater immune modulation Convenience Enables subcutaneous administration and reduces burden to patients and health systems due to shorter infusion times Safety profile Decreased dose reduces treatment-associated AE’s and allow for steroid-sparing in patients M254 has the potential to provide enhanced: 20 M254: Hyper-sialylated IVIg (hsIVIg) Targeted to Enter the Clinic in 2H 2018 2018 goal to initiate a clinical trial designed for rapid proof-of-concept M254 Target Opportunities 80+ rare autoimmune disorders

Looking Ahead

Focus on Financial Discipline to Extend Cash Runway Projecting 2+ years of cash runway Healthy cash balance of $423 MM at end of Q3 2017 Continued Glatopa® 20 mg and potential 40 mg revenues Potential collaboration development milestones Implemented measures to conserve capital Delayed M923 (b-HUMIRA® candidate) BLA submission while exploring strategic collaborations Delayed investments in facilities Implemented cost controls across the business Instituted a hiring freeze across the business Additional options to control spend are available if needed Potential to opt out of 50% cost and profit share collaboration with CSL for M230 and additional Fc multimer programs and revert to pre-arrangement collaboration terms Pace biosimilar investments Potential for additional research and development collaborations 22

Momenta’s 2018 Program Goals and Milestones Novel Drugs Complex Generics Biosimilars M281 (anti-FcRn) M230 (rFc multimer) M254 (hsIVIg) Collaboration Partner Initiation of a Phase 2 proof-of-concept study in 2H 2018 CSL to initiate a Phase 1 study in Q1 2018 Initiation of a Phase 1 study in 2H 2018 Advance CSL research collaboration M923 (b-HUMIRA® candidate) M710 (b-EYLEA® candidate) M834 (b-ORENCIA® candidate) Identify collaboration partner and file BLA Initiation of pivotal patient study in Q1 2018 Complete investigation and determine next steps Glatopa® 40 mg (Generic COPAXONE® 40 mg) Approval and launch PORTFOLIO PROGRAM GOAL/MILESTONE 23

Momenta 2018: A Year of Evolution 24 Expected launch of Glatopa® 40 mg Clarify revenue potential for Glatopa franchise Advance development pipeline Complete strategic review to align spend and maximize value Maturing Pipeline Strategic Review Create Long-Term Shareholder Value

Momenta Pharmaceuticals, Inc.